POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the trustee named below of The Finite Solar Finance Fund, a Delaware Statutory Trust (the “Fund”), hereby appoints Kevin Conroy and David Kretschmer her true and lawful attorney-in-fact, each with full power of substitution, to execute in her name, place and stead and on her behalf any and all registration statements under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended on behalf of the Fund, and any amendments thereto, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the Fund, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Each said attorney shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Fund, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 10th day of November, 2021.

/s/ Karen Caldwell
Karen Caldwell, Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the trustee named below of The Finite Solar Finance Fund, a Delaware Statutory Trust (the “Fund”), hereby appoints Kevin Conroy and David Kretschmer his true and lawful attorney-in-fact, each with full power of substitution, to execute in his name, place and stead and on his behalf any and all registration statements under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended on behalf of the Fund, and any amendments thereto, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the Fund, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Each said attorney shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Fund, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 15th day of October, 2021.

/s/ Brent L. Henry
Brent L. Henry, Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the trustee named below of The Finite Solar Finance Fund, a Delaware Statutory Trust (the “Fund”), hereby appoints Kevin Conroy and David Kretschmer her true and lawful attorney-in-fact, each with full power of substitution, to execute in her name, place and stead and on her behalf any and all registration statements under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended on behalf of the Fund, and any amendments thereto, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the Fund, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Each said attorney shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Fund, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 20th day of October, 2021.

/s/ Rose McKinney-James
Rose McKinney-James, Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the trustee named below of The Finite Solar Finance Fund, a Delaware Statutory Trust (the “Fund”), hereby appoints Kevin Conroy and David Kretschmer his true and lawful attorney-in-fact, each with full power of substitution, to execute in his name, place and stead and on his behalf any and all registration statements under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended on behalf of the Fund, and any amendments thereto, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the Fund, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Each said attorney shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Fund, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 15th day of October, 2021.

/s/ August William Ritter, Jr.
August William Ritter, Jr., Trustee